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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 20, 2004

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                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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
                DELAWARE                                  0-21487                              13-3904147
     (STATE OR OTHER JURISDICTION OF              (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION
     INCORPORATION OR ORGANIZATION)                                                               NO.)
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                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEMS 1 THROUGH 7.  NOT APPLICABLE.


ITEM 8.01.        OTHER EVENTS.

         On October 20, 2004, Carver Bancorp, Inc. issued a press release announcing that the holders of all 40,000 outstanding shares of the Registrant's
Series A Convertible Preferred Stock and all 60,000 outstanding shares of its Series B Convertible Preferred Stock (together, the "Preferred Shares") have elected, pursuant to the Certificate of Designations, Preferences and Rights of the Preferred Shares, to convert their Preferred Shares into shares of the Registrant's common stock, par value $0.01 (the "Common Stock"). Upon conversion of their Preferred Shares, the holders were issued an aggregate of 208,333 shares of Common Stock. For further information regarding the conversion, see the press release which has been filed as an exhibit to this report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)      Exhibits

         The following Exhibit is filed as part of this report.

         Exhibit 99.1 Press release dated October 20, 2004.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CARVER BANCORP, INC.


                                                 By: /s/Deborah C. Wright
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                                                     Deborah C. Wright
                                                     President & CEO





Dated:  October 20, 2004







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                                  EXHIBIT INDEX

 EXHIBIT NUMBER   DESCRIPTION
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      99.1        Press release dated October 20, 2004.







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